SCHEDULE 14C
(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
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Champions Biotechnology, Inc.

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Champions Biotechnology, Inc.
855 North, Wolfe Street, Suite 619
Baltimore, Maryland 21205
(410) 369-0365
NOTICE OF ACTION BY WRITTEN CONSENT
To the Shareholders of Champions Biotechnology, Inc.:
Champions Biotechnology, Inc., a Delaware corporation (which we refer to as the “Company”), is writing to you in connection with the following actions:
•
The amendment and restatement of the Company’s Certificate of Incorporation including changing the name of the Company to “Champions Oncology, Inc.”, an amendment to increase the Company’s authorized shares from 50,000,000 shares of Common Stock to 125,000,000 shares of Common Stock and an amendment to limit the liability of directors as permitted by Delaware law (the “Charter Amendment”).

•	The approval of the Company’s 2010 Equity Incentive Plan (the “Equity Incentive Plan”).
The board of directors of the Company, by unanimous written consent, (i) has approved and declared advisable the Charter Amendment and the Equity Incentive Plan, and (ii) has resolved to submit to our Shareholders and recommend that our Shareholders adopt the Charter Amendment and the Equity Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required to approve the Charter Amendment and the Equity Incentive Plan. Under Section 228 of the General Corporation Law of the State of Delaware (“DGCL”), shareholder action may be taken without a meeting and without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the holders of a majority of the outstanding shares of capital stock entitled to vote have approved the Charter Amendment and the Equity Incentive Plan. No other vote or shareholder action is required. Accordingly, your vote is not required for the approval of the Charter Amendment and the Equity Incentive Plan and we are not asking you to take any action in connection with the Charter Amendment and the Equity Incentive Plan.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
This Notice and the Information Statement attached hereto shall constitute notice to you of action by written consent contemplated by Section 228(e) of the DGCL.
Please read this Information Statement carefully and in its entirety. Although you will not have an opportunity to vote on the approval of the Charter Amendment and the 2010 Equity Incentive Plan, this Information Statement contains important information about the Charter Amendment and the Equity Incentive Plan.

By Order of the Board of Directors

Joel Ackerman
Secretary
Baltimore, Maryland
March 7, 2011

Champions Biotechnology, Inc.
855 North, Wolfe Street, Suite 619
Baltimore, Maryland 21205
(410) 369-0365
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement is being furnished to the Shareholders of Champions Biotechnology, Inc., a Delaware corporation (“Company,” “we” or “us”), to advise them of the corporate actions described herein, which have been authorized by the written consent of Shareholders owning a majority of the outstanding capital stock of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the General Corporation Law of the State of Delaware (“DGCL”).
On February 18, 2011, the Company’s board of directors (sometimes referred to in this Information Statement as the “Board”) unanimously: (i) approved the amendment and restatement of the Company’s Certificate of Incorporation including (a) changing the name of the Company to “Champions Oncology, Inc.”, (b) an amendment (previously approved by the Board on October 25, 2010) to increase the Company’s authorized capital stock from 50,000,000 shares of Common Stock, par value $0.001 per share (the “Shares”) to 125,000,000 Shares, and (c) an amendment to limit the liability of directors as permitted by Delaware law (the “Charter Amendment”); declared the Charter Amendment to be advisable, and authorized the submission of the Charter Amendment to the Company’s Shareholders for approval; and (ii) confirmed the October 25, 2010 adoption by the Board of the Company’s 2010 Equity Incentive Plan (the “Equity Incentive Plan”) and authorized the submission of the Equity Incentive Plan to the Company’s Shareholders for approval.
The Board has fixed the close of business on February 18, 2011 as the record date (the “Record Date”) for the determination of Shareholders entitled to vote on the approval of the Charter Amendment and the Equity Incentive Plan and to notice of the action approving the Charter Amendment and the Equity Incentive Plan. On that date, there were outstanding 35,608,075 Shares, exclusive of Shares held in the Company’s treasury. Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the Shareholders for approval.
Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of shareholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote thereon were present and voted. Prompt notice of the approval of any action so taken must be given to those shareholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.
Under Section 242 of the DGCL and the Company’s Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding Shares is required to approve the Charter Amendment and the Equity Incentive Plan. On February 18, 2011, four Shareholders, that, in the aggregate, are the record owners of 20,826,828 Shares, representing in the aggregate approximately 58% of the outstanding Shares, executed and delivered to the Company written consents authorizing and approving the Charter Amendment and the Equity Incentive Plan. These Shareholders include three directors of the Company, Dr. David Sidransky, Chairman of the Company, James M. Martell and Abba David Poliakoff.

Accordingly, the Charter Amendment and the Equity Incentive Plan have been approved by holders representing approximately 58% of the outstanding voting stock of the Company. As such, no vote or further action of the Shareholders of the Company is required to approve the Charter Amendment and the Equity Incentive Plan. You are hereby being provided with this notice of the approval of the Charter Amendment and the Equity Incentive Plan by less than unanimous written consent of the Shareholders of the Company. However, the Charter Amendment will not be effective until at least 20 calendar days after this Information Statement has first been sent to Shareholders.
No officer or director or principal shareholder has a substantial or material interest in the approval of the Charter Amendment or the Equity Incentive Plan other than as discussed herein.
The executive offices of the Company are located at 855 North, Wolfe Street, Suite 619, Baltimore, Maryland 21205, and its telephone number is (410) 369-0365.
This Information Statement is first being mailed to Shareholders on or about March 7, 2011 and is being furnished for informational purposes only.

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Beneficial Ownership
The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares outstanding as of the Record Date. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of Shares represents sole voting and investment power with respect to those Shares.

Name and Address	Shares		Percent
of Beneficial Owner	Beneficially Owned		of Class
David Sidransky, M.D.	10,866,667	(1)	30.3%
1500 Orleans Street
Baltimore, MD 21231
James M. Martell	7,151,828		20.1%
1400 N. 14th Street
Arlington, VA 22209
Manuel Hildalgo, M.D., Ph.D.	3,125,000		8.8%
206 Cross Street
Baltimore, MD 21230

(1)	See footnote 5 under “Information Regarding Share Ownership of Management”.
Information Regarding Share Ownership of Management
The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Information Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Exchange Act requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of Shares represents sole voting and investment power with respect to those Shares.

		Shares Beneficially		Percent of
Name of Beneficial Owner	Title	Owned		Class
Douglas D. Burkett, Ph.D.	Former CEO	500,000	(1)	1.4%
Mark R. Schonau	Former CFO	158,397	(2)	0.4%
Elizabeth Bruckheimer, Ph.D.	VP, Scientific Operations	55,568	(3)	0.2%
Guy Malchi	General Manager, Champions Biotechnology UK, Ltd.	217,748	(4)	0.6%
David Sidransky, M.D.	Chairman; Director	10,866,667	(5)	30.3%
Joel Ackerman	CEO; Director	694,444	(6)	1.9%
Ronnie Morris, M.D.	President, Director	694,444	(7)	1.9%
James M. Martell	Director	7,151,828		20.1%
Abba David Poliakoff	Director	816,667	(8)	2.3%
Ana I. Stancic	Director	100,000	(9)	0.3%
All directors and executive officers as a group (10 persons)		21,255,763	(10)	55.0%

(1)	Shares which Dr. Burkett has the right to acquire through the exercise of stock options.

(2)	Includes 150,000 Shares which Mr. Schonau has the right to acquire through the exercise of stock options.

(3)	Shares which Dr. Bruckheimer has the right to acquire through the exercise of stock options.

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(4)	Shares which Mr. Malchi has the right to acquire through the exercise of stock options.

(5)	Includes 266,667 Shares which Dr. Sidransky has the right to acquire through the exercise of stock options.

(6)	Shares which Mr. Ackerman has the right to acquire through the exercise of stock options.

(7)	Shares which Dr. Morris will have the right to acquire through the exercise of stock options upon approval of the Company’s 2010 Equity Incentive Plan by the Israel Tax Authority.

(8)	Includes 416,667 Shares which Mr. Poliakoff has the right to acquire through the exercise of stock options.

(9)	Shares which Ms. Stancic has the right to acquire through the exercise of stock options.

(10)	See footnotes 1-9 above.
Executive Compensation
Introduction
In this section, information is discussed with respect to “named executive officers”. As defined by the Securities and Exchange Commission (SEC) regulations applicable to the Company, “named executive officers” include the following: all individuals who served as the Company’s principal executive officer, or acting in a similar capacity, during the fiscal year ended April 30, 2010; the Company’s two most highly compensated executive officers whose total compensation for the fiscal year ended April 30, 2010 exceeded $100,000 (other than principal executive officer) and who were serving in such capacities on April 30, 2010; and up to two of the Company’s most highly compensated non-executive officer employees whose total compensation during the fiscal year exceeded $100,000.
Summary Compensation Table
The following table sets forth information regarding the total compensation paid or earned by the named executive officers as compensation for their services in all capacities during the fiscal years ended April 30, 2010 and 2009.

					Stock		Option	All Other
Name and		Base Salary		Bonus	Awards		Awards	Compensation	Total
Principal Position	Year	$		$	$		$(1)	$	$
(a)	(b)	(c)		(d)	(e)		(f)	(i)	(j)
Douglas D. Burkett, Ph.D.	2010	210,000	(2)	50,000	—		—	—	260,000
Former CEO	2009	225,000		—			—	—	225,000
Mark R. Schonau, CPA	2010	185,000		—	—		37,600	—	222,600
Former CFO	2009	53,958	(3)	—	6,565	(4)	212,616	—	273,139
Joel Ackerman(5)	2010	—		—	—		—	—	—
Chief Executive Officer	2009	—		—	—		—	—	—
Ronnie Morris, M.D. (6)	2010	—		—	—		—	—	—
President	2009	—		—	—		—	—	—
Elizabeth Bruckheimer, Ph.D.	2010	152,185		10,000	—		30,080	—	192,265
VP, Scientific Operations	2009	46,927			—		78,252	—	125,179
Guy Malchi	2010	147,000		12,000	—		60,160	26,577	245,737
General Manager, Champions	2009	89,850		—	—		227,495	—	317,345
Biotechnology UK, Ltd.

(1)
The amounts shown on the “Option Awards” column reflect the grant date value of the stock option awards computed in accordance with Financial Accounting Standards Board ASC Topic 718. For a discussion of valuation assumptions, see the Company’s Annual Report for the year ended April 30, 2010. While these amounts are deductible for federal income tax purposes, for financial statement purposes, these amounts are charged to additional paid-in capital.

(2)	Dr. Burkett resigned as CEO effective December 31, 2009.

(3)	Payment of Mr. Schonau’s salary commenced on his January 19, 2009 employment date. Mr. Schonau resigned effective January 14, 2011.

(4)	Represents the grant date fair value of restricted stock granted on August 28, 2009, vesting evenly over three years. None of these Shares vested as of April 30, 2010.

(5)	Mr. Ackerman became a Director and commenced his employment on October 26, 2010.

(6)	Dr. Morris became a Director and commenced his employment on October 26, 2010.

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The Board of Directors has the right to change and increase the compensation of executive officers at any time.
Mark R. Schonau, CPA, Former Chief Financial Officer
The Company entered into an employment agreement dated January 5, 2009 with Mr. Schonau to serve as Chief Financial Officer. The term of the agreement commenced on January 19, 2009 and was at-will. Mr. Schonau’s compensation included a salary of $185,000 per annum, participation in Company employee benefit plans and an option to purchase 233,000 Shares at an exercise price of $1.18 per share, the market price of the common stock on the date the options were approved by the Board of Directors. The options vest and become exercisable at the rate of 77,666 Shares on the first anniversary of the grant date, 77,667 Shares on the second anniversary of the grant date and 77,667 Shares on the third anniversary of the grant date. All vested options are exercisable until the tenth anniversary of the grant date. In addition, each year, Mr. Schonau was eligible to participate in the Company’s Executive Incentive Plan with up to 20% of his annual base salary paid in cash, stock, stock options, or any combination thereof, at the Company’s discretion, as well as eligible to receive a restricted stock grant of up to 35,000 shares. Upon termination without cause, the Company would Mr. Schonau severance equal to three months’ salary. Mr. Schonau voluntarily resigned from the Company effective January 14, 2011. On February 8, 2011, the Company and Mr. Schonau entered into an agreement which provides that Mr. Schonau will assist as reasonable needed in the transition to a new chief financial officer and will assist the Company as reasonable needed in the preparation of the Company’s Quarterly Report on Form 10-Q for the period ended January 31, 2011 and Annual Report on Form 10-K for the fiscal year ending April 30, 2011. In consideration for these services and mutual general releases, the Company agreed to pay Mr. Schonau the sum of $15,000, issue to Mr. Schonau 5,555 restricted Shares (in addition to the 2,842 restricted Shares which had previously vested), and issue to Mr. Schonau options to purchase 150,000 Shares, exercisable at any time until January 14, 2014 at an exercise price of $1.18 per Share. All other options and restricted Shares previously issued to Mr. Schonau lapsed.
Elizabeth Bruckheimer, Ph.D., Vice President, Scientific Operations
The Company entered into an employment agreement dated December 17, 2008, as amended March 31, 2010, with Dr. Bruckheimer to serve as Director of Preclinical Development. The term of the agreement commenced on January 5, 2009 and is at-will. Dr. Bruckheimer’s compensation includes a salary of $158,025 per annum, participation in Company employee benefit plans and an option to purchase 75,000 Shares at an exercise price of $1.18 per share, the market price of the common stock on the date the options were approved by the Board of Directors. The options vest and become exercisable at the rate of 25,000 Shares upon completion of one full year of service, 25,000 Shares upon completion of two full years of service, and 25,000 Shares upon completion of three full years of service. All vested options are exercisable until the tenth anniversary of the grant date. In addition, each year, Dr. Bruckheimer is eligible to participate in the Company’s Executive Incentive Plan with up to 15% of her annual base salary paid in cash, stock, stock options, or any combination thereof, at the Company’s discretion, as well as eligible to receive a stock option grant of up to 45,000 options.
Guy Malchi, General Manager, Champions Biotechnology UK, Inc.
The Company entered into an employment agreement dated April 1, 2009 with Mr. Malchi to serve as General Manager of the Company’s subsidiary, Champions Biotechnology UK, Inc.
The term of the agreement commenced on April 1, 2009. Mr. Malchi’s compensation includes a salary of $147,000 per annum and other compensation which includes pension, severance, disability, advanced studies and recreation pay. Mr. Malchi was granted an option to purchase 300,000 Shares at an exercise price of $1.05 per share, the market price of the common stock on the first date of Mr. Malchi’s service. The options vest and become exercisable at the rate of 100,000 Shares upon completion of one full year of service, 100,000 Shares upon completion of two full years of service, and 100,000 Shares upon completion of three full years of service. All vested options are exercisable until the tenth anniversary of the grant date. In addition, each year, Mr. Malchi is eligible to participate in the Company’s Executive Incentive Plan with up to 20% of his annual base salary paid in cash, stock, stock options, or any combination thereof, at the Company’s discretion, as well as eligible to receive a stock option grant of up to 90,000 options.

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Outstanding Equity Awards at 2010 Fiscal Year End
The following table sets forth, for each of the named executive officers, information with respect to unexercised options as of the Company’s fiscal year ended April 30, 2010:

	Option Awards						Stock Awards
	Number of		Number of
	Securities		Securities
	Underlying		Underlying				Number of		Market value of
	Unexercised		Unexercised		Option		Shares of units of		shares or units of
	Options (#)		Options (#)		Exercise Price	Option Expiration	stock that have		stock that have
Name	Exercisable		Unexercisable		($)	Date(1)	not vested (#)		not vested ($)
(a)	(b)		(c)		(e)	(f)	(g)		(h)
Douglas D. Burkett, Ph.D.(2)	500,000		—		0.75	10/10/2012	—		—
Mark R. Schonau, CPA	77,666	(3)	155,334	(3)	1.18	2/23/2019	8,526	(4)	7,247
Elizabeth Bruckheimer, Ph.D.	25,000	(5)	50,000	(5)	1.18	2/23/2019	—		—
	5,568	(6)	11,136	(6)	0.77	8/28/2019	—		—
Guy Malchi	100,000	(7)	200,000	(7)	1.18	6/19/2019	—		—
	17,748	(8)	35,496	(8)	0.77	8/28/2019	—		—

(1)	All vested options will be exercisable over a ten-year period expiring on the tenth anniversary of the grant date.

(2)	In conjunction with Dr. Burkett’s resignation as Chief Executive Officer in December, 2009, the Company accelerated the vesting of 166,670 of Dr. Burkett’s unvested stock options to December 31, 2009

(3)	These options vest at the rate of 77,666 shares on the grant anniversary and then 77,667 shares on each of the second and third anniversaries of the February 23, 2009 grant date.

(4)	The restricted Shares vest at the rate of 2,842 Shares on the grant anniversary and then 2,842 Shares on each of the second and third anniversaries of the August 23, 2009 grant date.

(5)	These options vest at the rate of 25,000 on the grant anniversary and then 25,000 shares on each of the second and third anniversaries of the February 23, 2009 grant date.

(6)	These options vest at the rate of 5,568 on the grant anniversary and then 5,568 shares on each of the second and third anniversaries of the August 28, 2009 grant date.

(7)	These options vest at the rate of 100,000 on the grant anniversary and then 100,000 shares on each of the second and third anniversaries of the June 19, 2009 grant date.

(8)	These options vest the rate of 17,748 on the grant anniversary and then 17,748 shares on each of the second and third anniversaries of the August 28, 2009 grant date.
Equity Compensation Plan Information
The following table provides information, as of April 30, 2010, with respect to all compensation arrangements maintained by the Company, including individual compensation arrangements, under which Shares are authorized for issuance. The weighted-average exercise price does not include restricted stock.

Number of
	securities to	Weighted-
	be issued upon	average exercise	Number of securities remaining
	exercise of	price of	available for future issuance
	outstanding	outstanding	under equity compensation
	options, warrants	options, warrants	plans (excluding securities
	and rights	and rights	reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	3,317,948	$0.77	—
Total	3,317,948	$0.77	—

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Director Compensation
In the fiscal year ended April 30, 2010, the Board of Directors adopted the Director Compensation Plan of 2010 (the “Director Plan”) to replace the Company’s former compensation policy for directors, effective for the 2010 calendar year commencing January 1, 2010.
Under the Director Plan, on January 1 of each year, each independent director, other than the Chairman, will be granted an automatic award of five-year options to purchase 50,000 shares of the Company’s Common Stock, par value $0.001 per share pursuant to the Company’s 2008 Equity Incentive Plan, at an exercise price equal to the last closing price of the shares prior to the effective date of the grant. The Chairman will be granted an automatic annual award of five-year options to purchase 100,000 shares pursuant to the Plan at an exercise price equal to the last closing price of the shares prior to the effective date of the grant. All of the options vest quarterly at the rate of 25% each calendar quarter over that calendar year, commencing on the first day of each calendar quarter.
In addition, for service on one or more Board committees, independent directors will receive on the first day of each calendar year either a grant of five-year options to purchase 50,000 shares at an exercise price equal to the last closing price of the shares prior to the effective date of the grant, or, at the election of the director, 50,000 restricted shares. The Chairman will receive for his committee service, on the first day of each calendar year, either a grant of five-year options to purchase 100,000 shares at an exercise price equal to the last closing price of the shares prior to the effective date of the grant, or, at the election of the director, 100,000 restricted shares. All of these option awards and share grants vest quarterly at the rate of 25% throughout the calendar year on the first day of each calendar quarter, commencing on January 1 of each calendar year.
The Company will also pay each independent director $15,000 to offset the tax liability in respect of a restricted shares award, paid 25% each quarter.
The following table summarizes the compensation paid to directors for the fiscal years ended April 30, 2010:

	Fees Earned or		Stock	Option	All other
Name	Paid in Cash		Awards ($)	Awards ($)	Compensation ($)		Total
(a)	(b)		(c)	(d)	(g)		(h)
David Sidransky, M.D.	—		—	$158,000	$20,000	(1)	$178,000
Abba David Poliakoff	$7,500		$38,500	$57,000	—		$103,000
Ana Stancic	$26,750	(2)	—	$57,000	$15,000	(3)	$98,750
James Martell	—		—	—	$103,593	(4)	$103,593

(1)	Paid for consulting services.

(2)	Includes $19,250 paid in lieu of restricted Shares for Board committee service.

(3)	Paid for consulting services.

(4)	Represents salary (through May 2009) and consulting fees paid to Mr. Martell. In addition, the Company repurchased from Mr. Martell 474,289 shares of common stock for $218,000 during fiscal 2010.
Amendment and Restatement of the Company’s Certificate of Incorporation
The Company was incorporated on January 4, 1985 by the filing of its Certificate of Incorporation with the Secretary of State of Delaware. Since that date, the Company’s Certificate of Incorporation (or Charter) has been amended several times in connection with various name changes and mergers, to increase or decrease the number and classes of capital stock the Company is authorized to issue, and to effect other ministerial amendments. As a result, the Company’s complete Charter currently consists of 59 pages and includes numerous documents. Furthermore, several provisions in the Charter restate rights and obligations which are now provided for all Delaware corporations by the DGCL. Accordingly, the Board of Directors deemed it advisable to completely amend and restate the Company’s Certificate of Incorporation to delete inapplicable provisions and to streamline the Charter into one document.
Furthermore, the Board of Directors believes that it is in the Company’s best interests to (i) change the name of the Company, (ii) increase the number of Shares of our authorized capital stock, and (iii) provide in the Charter for the limitation of directors’ liability as allowed by the DGCL, as explained below.

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The Amendment and Restatement
By action dated February 18, 2011, the Board of Directors adopted a resolution approving and declaring advisable the complete amendment and restatement of the Company’s Certificate of Incorporation which, among other changes, (i) changes the name of the Company to “Champions Oncology, Inc.”, (ii) increases the authorized capital stock of the Company to 125,000,000 Shares previously approved by the Board on October 25, 2010 Board, and (iii) limits the liability of directors as permitted by the DGCL. The Board directed that the amendment and restatement be submitted to the Company’s Shareholders for action. Upon effectiveness, the Company’s Amended and Restatement Certificate of Incorporation will be as set forth on Appendix A to this Information Statement and will become the Company’s complete Certificate of Incorporation or Charter.
The following are brief explanations of the substantive changes which will be made to the Company’s Charter by the Charter Amendment.
Changing the Name of the Company
The Board of Directors has determined to change the name of the Company from “Champions Biotechnology, Inc.” to “Champions Oncology, Inc.” The Board believes that this change is advisable so that the name of the Company will be descriptive of the Company’s business and consistent with the personalized oncology services offered by the Company. The board believes that by branding the Company’s name with oncology, the Company’s services will be more easily identified in the medical community.
Upon effectiveness of the Charter Amendment, shareholders will not be required to exchange outstanding stock certificates for new certificates.
Increasing the Authorized and Outstanding Shares
Number and Class of Authorized Shares. The Company’s Certificate of Incorporation currently provide for authorized capital stock consisting of 50,000,000 Shares of Common Stock. As of the Record Date, the Company had 35,608,075 Shares issued and outstanding, and options to acquire an aggregate 3,549,615 Shares. This totals 39,157,690 Shares issued and reserved for issuance under outstanding awards. As amended, the total authorized capital stock of the Company will be increased to 125,000,000 Shares.
The additional Shares would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the presently issued and outstanding Shares. The holders of the Company’s common stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional Shares might dilute, under certain circumstances, the ownership and voting rights of the Company’s shareholders.
Reasons to Increase the Authorized Shares. The authorized Shares in excess of those presently outstanding will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company’s shareholders, except as may be required by applicable laws or regulations. The Board of Directors believes that it is in the best interests of the Company and its shareholders to have additional Shares authorized which would be available for issuance to raise capital, for stock dividends, stock splits, retirement of indebtedness, employee benefit programs, corporate business combinations, acquisitions, debt leverage management, working capital or other corporate purposes and generally to maintain our financing and capital raising flexibility in today’s competitive and fast-changing environment. The Board of Directors believes the current number of authorized and unissued Shares available for issuance is too limited to allow prompt or flexible action by the Board if and when needed.
Because the holders of the Common Stock do not have preemptive rights, the issuance of Shares (other than on a pro rata basis to all current stockholders) would reduce the current shareholders’ proportionate interests. However, in any such event, shareholders wishing to maintain their interests may be able to maintain a proportionate interest through normal market purchases.
The increase in the number of authorized Shares could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For example, if, in the future, the Board issues additional Shares, such issuances could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this Information Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

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As previously disclosed, the Company has been seeking additional equity investors to provide general working capital and to expand the Company’s services. The Company is currently negotiating a private equity offering of Shares for purposes of raising additional capital but has not yet closed on any transaction. The Company will publicly report the results of its efforts as required pursuant to SEC regulations. While the Company may consider effecting additional equity offerings of Shares or otherwise issuing such stock in the future for purposes of raising additional capital or acquisitions, other than as already announced, the Company, as of the date hereof, has no current plans, or agreements or understandings with any third party, to effect any such other offering or acquisition, and no assurances are given that any offering will in fact be effected or that an acquisition pursuant to which such Shares may be issued will be proposed and consummated.
Limitation of Director Liability
Limitations of Liability. In 1986, the DGCL was amended to permit a Delaware corporation to include in its certificate of incorporation a provision that eliminates or limits, with certain exceptions, a director’s personal liability to the corporation or its shareholders for monetary damages resulting from a breach of his or her fiduciary duty as a director. Article Eighth of the proposed amended and restated Charter eliminates, to the maximum extent permitted by the DGCL, a director’s liability to the Company and its shareholders for monetary damages for breach of his or her fiduciary duty as a director by reason of any act or omission occurring after the amended and restated Charter becomes effective. This new provision does not, however, eliminate or limit a director’s liability for (i) any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) the payment of unlawful dividends, stock repurchases, or redemptions or other distributions, or (iv) any transaction from which the director derived an improper personal benefit. Because the Directors may have a beneficial financial interest in this proposal, they may be deemed to have a conflict of interest in recommending it to the shareholders.
Reasons to Limit Directors’ Liability. The Board of Directors believes that the diligence exercised by directors arises primarily from their desire to act in the best interests of the Company and not from fear of monetary damage awards. The Board also believes, however, that effective corporate governance is hindered by the threat of personal liability for business judgments made in good faith by directors and the threat of lawsuits seeking to establish liability for good faith business judgments. Consequently, the Board believes that the elimination of liability provided by this proposed change will not affect the level of scrutiny and care exercised by directors, but will instead serve the Company’s best interests by enhancing its ability to attract and retain qualified non-employee directors. The measures limiting the liability of directors are not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any present or potential member of the Board of Directors. The Company intends to continue to provide liability insurance for its directors and officers, to the extent such insurance is available to the Company on satisfactory terms, regardless of whether the shareholders approve the amended and restated Charter. This new Charter provision will effectively eliminate a potential cause of action against a director of the Company for damages for an alleged future violation of the director’s fiduciary duty to the Company. Management is not aware of any presently pending or threatened lawsuits to which this new provision would apply if it were currently in effect.
No Dissenters Rights
Shareholders are not entitled to dissenter’s rights or appraisal rights with respect to the proposal to amend and restate the Charter, and the Company will not independently provide our shareholders with any such rights.
Effectiveness of Amendment and Restatement
The proposed amendment and restatement will become effective upon the acceptance for record of the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which will occur no earlier than 20 calendar days after this Information Statement has first been sent to Shareholders.
Board Approval
On October 25, 2010, the Board approved the increase of the authorized capital stock of the Company, and on February 18, 2011, the Board approved the amendment and restatement of the Charter, declared the Charter Amendment to be advisable, and directed that the Charter Amendment be submitted to the Company’s Shareholders for action.

9

Adoption of the 2010 Equity Incentive Plan
The Plan
Since 2008, the Company has maintained the 2008 Equity Stock Option Plan (the “2008 Plan”) pursuant to which options have been granted to employees, officers, directors and outside advisors of the Company and its subsidiaries. As of April 30, 2010 non-qualified options to purchase a total of 3,486,474 Shares have been granted under the 2008 Plan.
The Company’s Board of Directors has determined that it is advisable to continue to provide equity-based incentive awards to the Company’s and its subsidiaries’ employees, directors and consultants, thereby continuing to align the interests of such individuals with those of the stockholders. Accordingly, on October 25, 2010 the Board of Directors approved and adopted the Company’s 2010 Equity Stock Option Plan (“Equity Incentive Plan”), subject to shareholder approval. A total of 30,000,000 Shares have been reserved for issuance under the Equity Incentive Plan.
No further grants will be made under the 2008 Plan. All grants previously made under the 2008 plan will remain in effect until they are exercised or expire. All new option grants, restricted stock awards and stock appreciation rights will be granted under the Equity Incentive Plan. All statements made herein regarding the Equity Incentive Plan, which are only intended to summarize the Equity Incentive Plan, are qualified in their entirety by reference to the Equity Incentive Plan a copy of which is included as Appendix B to this Information Statement.
The Equity Incentive Plan is administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”). A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee. The Committee has the authority, within limitations as set forth in the Equity Incentive Plan, to interpret the terms of the Equity Incentive Plan and establish rules and regulations concerning the Equity Incentive Plan, to determine the persons to whom options may be granted, the number of Shares to be covered by each option, and the exercise price and other terms and provisions of the option to be granted. In addition, the Committee has the authority, subject to the terms of the Equity Incentive Plan, to determine the appropriate adjustments in the terms of each outstanding option in the event of a change in the Shares or the Company’s capital structure.
As previously announced by the Company, in connection with the October 26, 2010 appointment of Joel Ackerman as Chief Executive Officer and Ronnie Morris, M.D. as President, the Company granted to each of Mr. Ackerman and Dr. Morris options to purchase 5,000,000 Shares at an exercise price of $0.875 per share, which vest and become exercisable in 36 equal monthly installments. Of these options granted to each of Mr. Ackerman and Dr. Morris, options to purchase 2,500,000 Shares are only exercisable upon the Company meeting all of certain milestones prior to October 26, 2013.
Other than as discussed above, the Company does not have any current plans to issue options under the Equity Incentive Plan to any of the named executive officers or any other specific individuals.
Options granted under the Equity Incentive Plan may be either incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code, non-qualified stock options (“NQSOs”), Restricted Stock Awards (“RSAs”) or Stock Appreciation Rights (“SARs”) as the Options Committee may determine. The exercise price of an option will be fixed by the Committee on the date of grant, except that (i) the exercise price of an ISO granted to any employee who owns (directly or by attribution) Shares possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a “10% Owner”) must be at least equal to 110% of the fair market value of the Shares on the date of grant, (ii) the exercise price of an ISO granted to any employee other than a 10% Owner must be at least equal to the fair market value of the Shares on the date of the grant, (iii) the exercise price of any stock option shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to the option on the date the option is granted. Any options granted must expire within ten years from the date of grant (five years in the case of an ISO granted to a 10% Owner). Shares subject to options granted under the Equity Incentive Plan which expires, terminate, or are canceled without having been exercised in full become available again for option grants. At the time of the grant of a RSA, the Board will determine the price to be paid by the participant for each share subject to the RSA. To the extent required by applicable law, the price to be paid by the participant for each Share of the RSA will not be less than the par value per Share. A RSA may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law. SAR agreements will be in such form and will contain such terms and conditions as the Board deems appropriate. The strike price of each SAR will not be less than the fair market value of the Share equivalents on the date of grant. Any SAR granted must expire within ten years from the date of grant.

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Federal Income Tax Aspects
The following discussion of United States federal income tax consequences of the issuance and exercise of options and other awards granted under the Equity Incentive Plan is based upon the provisions of the Code as in effect on the date of this Information Statement, current regulations and existing administrative rulings of the Internal Revenue Service, all of which are subject to change (perhaps with retroactive effect). It is not intended to be a complete discussion of all of the United States federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition there may be foreign, state, and local tax consequences that are not discussed herein.
Incentive Stock Options. The following general rules will be applicable under current United States federal income tax law to ISOs granted under the Equity Incentive Plan:
In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of Shares to him or her upon the exercise of the ISO, and the Company is not entitled to a federal income tax deduction upon either the grant or exercise of an ISO. However, under certain circumstances there may be alternative minimum tax. If Shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the ISO was granted or (ii) one year following the date the Shares are issued to the optionee pursuant to the ISO exercise (the “Holding Periods”), the difference between the amount realized on any subsequent disposition of the Shares and the exercise price will generally be treated as capital gain or loss to the optionee.
If Shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the fair market value of the Shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.
In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally will be entitled to a corresponding deduction for federal income tax purposes, provided the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.
The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain or loss. Capital gain or loss recognized by an optionee on a disposition of Shares will be long-term capital gain or loss if the optionee’s holding period for the Shares exceeds 12 months.
An optionee may be entitled to exercise an ISO by delivering Shares to the Company in payment of the exercise price, if the optionee’s ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.
In addition to the tax consequences described above, the exercise of ISOs may result in a further “alternative minimum tax” under the Code. The Code provides that an “alternative minimum tax” (at a maximum rate of 28%) will be applied against a taxable base which is equal to “alternative minimum taxable income,” reduced by a statutory exemption. In general, the amount by which the value of the Shares received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.
Special rules apply if the Shares acquired through the exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.
Non-Qualified Stock Options. The following general rules are applicable under current federal income tax law to NQSOs to be granted under the Equity Incentive Plan:
The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Company is not entitled to a federal income tax deduction by reason of such grant. The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price. The Company may be required to withhold income tax on this amount. When the optionee sells the Shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the Shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the Shares exceeds 12 months, such gain or loss will be a long-term capital gain or loss.

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The Company generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO, provided the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.
An optionee may be entitled to exercise a NQSO by delivering Shares to the Company in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply. Special rules apply if the Shares acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.
Restricted Stock Awards. The following general rules will be applicable under current United States federal income tax law to RSAs granted under the Equity Incentive Plan:
Under normal federal income tax rules, the optionee receiving a Restricted Stock Award is not taxed at the time of the grant (assuming no election under Section 83(b) has been made, as discussed below). Instead, the optionee is taxed at vesting, when the restrictions lapse. The amount of income subject to tax is the difference between the fair market value of the grant at the time of vesting minus the amount paid for the grant, if any.
For grants that pay in actual Shares, the optionee’s tax holding period begins at the time of vesting, and the optionee’s tax basis is equal to the amount paid for the stock plus the amount included as ordinary compensation income. Upon a later sale of the Shares, assuming the optionee holds the Shares as a capital asset, the optionee would recognize capital gain income or loss; whether such capital gain would be a short- or long-term gain would depend on the time between the beginning of the holding period at vesting and the date of the subsequent sale.
Under Section 83(b) of the Internal Revenue Code, optioneees can change the tax treatment of their Restricted Stock Awards. Employees choosing to make the Special Tax 83(b) election are electing to include the fair market value of the stock at the time of the grant minus the amount paid for the Shares (if any) as part of their income (without regard to the restrictions). They will be subject to required tax withholding at the time the restricted stock award Shares are received. In addition to the immediate income inclusion, a Special Tax 83(b) election will cause the stock’s holding period to begin immediately after the award is granted.
With a Special Tax 83(b) election, optionees are not subject to income tax when the Shares vest (regardless of the fair market value at the time of vesting), and they are not subject to further tax until the Shares are sold. Subsequent gains or losses of the stock would be capital gains or losses (assuming the stock is held as a capital asset). However, if an optionee were to leave the company prior to vesting, they would not be entitled to any refund of taxes previously paid or a tax loss with respect to the stock forfeited.
A Special Tax 83(b) election must be filed in writing with the Internal Revenue Service (IRS) no later than 30 days after the date of the grant. Additionally, the employee must send a copy of the Special Tax 83(b) election form to their employer, and include a copy when filing their yearly income tax return.
The employer gets a tax deduction only for amounts on which employees must pay income taxes, regardless of whether a Section 83(b) election is made.
Stock Appreciation Rights. The following general rules will be applicable under current United States federal income tax law to SARs granted under the Equity Incentive Plan:
The optionee does not recognize any taxable income upon the grant of a SAR. The taxable event for the optionee is upon exercise of the SAR. If an optionee elects to receive the appreciation inherent in the SARs in cash, the cash is ordinary income. If the optionee elects to receive the appreciation in the form of stock, the stock received is taxable to the employee under Code section 83(a) to the extent of the difference between its fair market value and the amount the employee paid for the stock; provided, however, there are no restrictions on the stock.

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Board Approval
On October 25, 2010, the Board approved the Equity Incentive Plan, and directed that the Equity Incentive Plan be submitted to the Company’s Shareholders for action.
Shareholder Approval
The Board has fixed the close of business on February 18, 2011 as the record date (the “Record Date”) for the determination of Shareholders entitled to vote on the approval of the Charter Amendment and the Equity Incentive Plan and to notice of the action approving the Charter Amendment and the Equity Incentive Plan. On that date, there were outstanding 35,608,075 Shares, exclusive of Shares held in the Company’s treasury. Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the Shareholders for approval.
Under Section 242 of the DGCL, the affirmative vote of the holders of a majority of the outstanding voting securities is required to approve the Charter Amendment. Under Section 216 of the DGCL and the Company’s Certificate of Incorporation, the affirmative vote of the majority of Shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve the Equity Incentive Plan.
Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of Shareholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote thereon were present and voted. Prompt notice of any such action must be given to those Shareholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.
On February 18, 2011, four Shareholders who, in the aggregate, are the record owners of 20,826,828 Shares, representing in the aggregate approximately 58% of the voting power of the Company, executed and delivered to the Company written consents authorizing and approving the Charter Amendment and the Equity Incentive Plan.
Accordingly, the Charter Amendment and the Equity Incentive Plan have been approved by holders representing approximately 58% of the outstanding Shares. As such, no vote or further action of the Shareholders of the Company is required to approve the Charter Amendment and the Equity Incentive Plan. You are hereby being provided with this notice of the approval of the Charter Amendment and the Equity Incentive Plan by less than unanimous written consent of the Shareholders of the Company. However, under Delaware law, the Charter Amendment will not be effective until at least 20 calendar days after this Information Statement has first been sent to Shareholders.
AVAILABLE INFORMATION
Please read all the sections of this Information Statement carefully. The Company is subject to the reporting and informational requirements of the Exchange Act and in accordance therewith, files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. Copies of our Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, are available free of charge on our website, www.championsbiotechnology.com, as soon as they are filed with the SEC through a link to the SEC’s EDGAR reporting system. Simply select the “Investor Relations” menu item, then click on the “For SEC Filings” link. The SEC’s EDGAR reporting system can also be accessed directly at www.sec.gov.

By Order of the Board of Directors

Joel Ackerman
Secretary
Baltimore, Maryland
March 7, 2011

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Appendix A
Amended And Restated Certificate of Incorporation
of
Champions Biotechnology, inc.
(including changing its name to
Champions Oncology, Inc.)
The undersigned hereby certifies as follows:
Champions Biotechnology, Inc. was formed in the State of Delaware on June 4, 1985, under the name International Group, Inc.
This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as follows: the amendments and restatements contained herein were advised by the board of directors of the corporation and proposed to the stockholders of the corporation, and the stockholders of the corporation approved the amendments and restatements contained herein by execution of a written consent dated February 18, 2011 in accordance with Section 228 of the General Corporation Law of the State of Delaware.
All of the provisions of the Certificate of Incorporation of Champions Biotechnology, Inc., as amended to date, are deleted in their entirety and are amended and restated as follows:
First: The name of the corporation is Champions Oncology, Inc. (the “Corporation”).
Second: The registered office of the Corporation in the State of Delaware shall be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.
Third: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
Fourth: The total number of shares of all classes of stock that the Corporation shall be authorized to issue is 125,000,000 shares of common stock, par value $0.001 per share.
Fifth: The number of directors of the Corporation shall be fixed as set forth in the bylaws of the Corporation.
Sixth: The board of directors of the Corporation shall have the power to adopt, amend or repeal the bylaws.
Seventh: 1. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

2. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.
3. To the extent that a director, officer, employee, fiduciary or agent of the Corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in this article or in defense of any claim, issue, or matter therein, he may be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.
4. Any indemnification under paragraph 1 or 2 of this article (unless ordered by a court) may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said paragraphs 1 or 2. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.
5. Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized in paragraph 4 of this article upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this article.
6. The indemnification provided by this article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Certificate of Incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in hi s official capacity and as to action in another capacity while holding such office: and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.
7. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this article.
8. A unanimous vote of each class of shares entitled to vote shall be required to amend this article.

Eighth: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Eighth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring before such amendment.
In Witness Whereof, the undersigned, being a duly appointed officer of the Corporation, has executed and acknowledged this Amended and Restated Certificate of Incorporation this _____ day of                     , 2011.

CHAMPIONS ONCOLOGY, INC.
By:
Name:
Title:

APPENDIX B
Champions Oncology, Inc.
2010 Equity Incentive Plan
Champions Oncology, Inc.
1. Purposes.
(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.
(b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, and (iv) Stock Appreciation Rights.
(c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
2. Definitions.
(a) “Affiliate” means, at the time of determination, any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(b) “Board” means the Board of Directors of the Company.
(c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).
(d) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by any institutional investor, or any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions that are primarily a private financing transaction for the Company or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;
(iii) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.; or

(iv) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition.
The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).
(e) “Code” means the Internal Revenue Code of 1986, as amended.
(f) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(c).
(g) “Common Stock” means the Common Stock of the Company.
(h) “Company” means Champions Oncology, Inc., a Delaware corporation.
(i) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate and who is compensated for such services. However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a director’s fee by the Company for services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.
(j) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.
(k) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l) “Director” means a member of the Board.
(m) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
(n) “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company for such service or for service as a member of the Board of Directors of an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
(o) “Entity” means a corporation, partnership, LLC, trust or other entity.
(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(q) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.
(r) “Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Board and in accordance with Section 409A of the Code and applicable guidance thereunder.
(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(t) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.
(u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(v) “Officer” means any person designated by the Company as an officer.
(w) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(x) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan; provided, however, that an Option Agreement may contain terms that vary from the terms of the Plan.
(y) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(z) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(aa) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(bb) “Plan” means this Gloto Corp. 2006 Equity Incentive Plan.

(cc) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).
(dd) “Securities Act” means the Securities Act of 1933, as amended.
(ee) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(b).
(ff) “Stock Award” means any right granted under the Plan, including an Option, a Restricted Stock Award and a Stock Appreciation Right.
(gg) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(hh) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
(ii) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
3. Administration.
(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).
(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.
(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, interpret, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iii) To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Restricted Stock Award (including a stock bonus), (C) a Stock Appreciation Right, (D) cash and/or (E) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(iv) To amend the Plan or a Stock Award as provided in Section 12.
(v) To terminate or suspend the Plan as provided in Section 13.

(vi) To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option, to exempt the Stock Award from Section 409A of the Code and the related guidance thereunder, or to bring the Stock Award into compliance with Section 409A of the Code and the related guidance thereunder.
(vii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
(c) Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
4. Shares Subject to the Plan.
(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 30,000,000 shares of Common Stock.
(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan; provided, however, that subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options shall be the number of shares originally set forth in Section 3(a) above before any amendment. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes, then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held the Participant (either by actual deliver or attestation), then the number of such tendered shares shall revert to and again become available for issuance under the Plan.
(c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
5. Eligibility.
(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.
(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of some other provision of Rule 701.
6. Option Provisions.
Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
(a) Term. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option granted shall be exercisable after the expiration of ten (10) years from the date on which it was granted.
(b) Exercise Price of a Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 409A and 424(a) of the Code.
(c) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) by cash, check, bank draft or money order payable to the Company at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instruction to pay the aggregate exercise price to the Company from the sales proceeds, or (4) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).
In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.
(d) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
(e) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, (i) the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option, and (ii) the Board may, in its sole discretion, permit transfer of a Nonstatutory Stock Option in a manner consistent with applicable tax and securities laws upon the Optionholder’s request.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.
(g) Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Company and the Optionholder, in the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.
(h) Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.
(i) Disability of Optionholder. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Company and the Optionholder, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.
(j) Death of Optionholder. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Company and the Optionholder, in the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.
(k) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.
(l) Right of Repurchase. The Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.
(m) Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option.

7. Provisions of Stock Awards other than Options.
(a) Restricted Stock Awards. Each Restricted Stock Award agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Award agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award agreements need not be identical; provided, however, that each Restricted Stock Award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Purchase Price. At the time of the grant of a Restricted Stock Award, the Board will determine the price to be paid by the Participant for each share subject to the Restricted Stock Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Restricted Stock Award will not be less than the par value of a share of Common Stock. A Restricted Stock Award may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.
(ii) Consideration. At the time of the grant of a Restricted Stock Award, the Board will determine the consideration permissible for the payment of the purchase price of the Restricted Stock Award. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; (iii) by services rendered or to be rendered to the Company; or (iv) in any other form of legal consideration that may be acceptable to the Board.
(iii) Vesting. Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.
(iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Award agreement. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Restricted Stock Award agreement.
(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award agreement, as the Board shall determine in its discretion, and so long as Common Stock awarded under the Restricted Stock Award remains subject to the terms of the Restricted Stock Award agreement.
(b) Stock Appreciation Rights. Each Stock Appreciation Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Rights agreements need not be identical, but each Stock Appreciation Right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Term. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.
(ii) Strike Price. Notwithstanding anything in the applicable Stock Award Agreement to the contrary, the strike price of each Stock Appreciation Right shall not be less than the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.
(iii) Calculation of Appreciation. Each Stock Appreciation Right will be denominated in share of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that is determined by the Committee pursuant to Section 7(b)(ii).

(iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Right as it deems appropriate.
(v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Rights agreement evidencing such Right.
(vi) Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.
(vii) Termination of Continuous Service. If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.
8. Covenants of the Company.
(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.
(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities laws.
9. Use of Proceeds from Stock.
Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
10. Miscellaneous.
(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.
(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.
(c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of any Stock Award Agreement or any Board resolutions related thereto.

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock; or (iv) by such other method as may be set forth in the Stock Award Agreement.
(g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet
(h) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. If the Board determines that the terms of a Stock Award do not reflect the appropriate exercise, strike or purchase price on the appropriate date of grant in accordance with the requirements of the Plan, the terms of the Stock Award shall be automatically corrected to reflect the appropriate price or other terms provided for under the Plan, as determined by the Board, without the need for consent of the Participant; provided, however , that no such correction shall result in a direct or indirect reduction in the exercise price or strike price of the Stock Award.
(i) Compliance with 409A. To the extent that the Board determines that any Stock Award granted under the Plan is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent permitted by applicable law, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan was approved by the Board and stockholders of the Company. Notwithstanding anything in the Plan or in any Stock Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of the Code would otherwise be payable or distributable under the Plan or any Stock Award Agreement by reason of the occurrence of a Change in Control, or Participant’s Disability or separation from service, such amount or benefit will not be payable or distributable to Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event,” “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition), or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any amount upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the date, if any, on which an event occurs that constitutes a Section 409A-compliant “change in control event” “disability” or “separation from service” as the case may be. In addition, to the greatest extent permitted by applicable law, the Board may adopt such amendments to the Plan and the applicable Stock Award Agreement (including but not limited to increasing the exercise price of an Award to the extent required for the avoidance of the tax consequences set forth in Section 409A(a)(1)) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.
11. Adjustments upon Changes in Stock.
(a) Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company).
(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, and upon ten (10) days prior written notice, all outstanding Stock Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock in still in Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Corporate Transaction. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. Except as otherwise stated in the Stock Award Agreement, in the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (“Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), the Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted that are not held by current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards, upon advance written notice by the Company of at least 10 days to the holders of such Stock Awards, shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(d) Change in Control.
(i) Stock Awards May be Assumed. Except as otherwise stated in the Stock Award Agreement, in the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award.
(ii) Stock Awards Not Assumed Held by Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Change in Control) be accelerated in full to a date prior to the effective time of such Change in Control as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five business (5) days prior to the effective time of the Change in Control), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Change in Control).
(iii) Stock Awards Not Assumed Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase), upon advance written notice by the Company of at least 10 days to the holders of such Stock Awards, shall terminate if not exercised (if applicable) prior to the effective time of the Change in Control; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Change in Control.
(iv) Additional Provisions. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. A Stock Award may vest as to all or any portion of the shares subject to the Stock Award (i) immediately upon the occurrence of a Change in Control, whether or not such Stock Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, and/or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control.
12. Amendment of the Plan and Stock Awards.
(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code.
(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval.
(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and to certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan and/or Stock Awards granted under it into compliance therewith, subject to the limitations, if any, of applicable law.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
13. Termination or Suspension of the Plan.
(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.
14. Effective Date of Plan.
The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
15. Choice of Law.
The law of the State of Maryland shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Attachment I
Champions Oncology, Inc.
2010 Equity Incentive Plan
STOCK OPTION AGREEMENT
(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)
Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, Champions Oncology, Inc. (the “Company”) has granted you an option under its 2010 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.
The details of your option are as follows:
1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.
2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.
3. Exercise prior to Vesting (“Early Exercise”). If permitted in your Grant Notice (i.e., the “Exercise Schedule” indicates that “Early Exercise” of your option is permitted) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the nonvested portion of your option; provided, however, that:
(a) a partial exercise of your option shall be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;
(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;
(c) you shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and
(d) if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.
4. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:
(a) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.
(b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

i

(c) Pursuant to the following deferred payment alternative:
(i) Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, shall be due four (4) years from date of exercise or, at the Company’s election, upon termination of your Continuous Service.
(ii) Interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.
(iii) At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall be made in cash and not by deferred payment.
(iv) In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a pledge agreement covering the purchased shares of Common Stock, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.
5. Whole Shares. You may exercise your option only for whole shares of Common Stock.
6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
7. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:
(a) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in Section 6, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;
(b) twelve (12) months after the termination of your Continuous Service due to your Disability;
(c) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;
(d) the Expiration Date indicated in your Grant Notice; or
(e) the day before the tenth (10th) anniversary of the Date of Grant.
If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e) of the Code. (The definition of disability in Section 22(e) of the Code is different from the definition of the Disability under the Plan). The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

8. Exercise.
(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
(c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.
(d) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
9. Transferability. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
10. Change In Control.
(a) If a Change in Control occurs and as of the effective time of such Change in Control your Continuous Service terminates due to an involuntary termination (not including death or Disability) without Cause or due to a voluntary termination with Good Reason, then, as of the date of termination of Continuous Service, the vesting and exercisability of your option shall be accelerated in full.
(b) “Cause” means the occurrence of any one or more of the following: (i) your commission of any crime involving fraud, dishonesty or moral turpitude; (ii) your attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) your intentional, material violation of any contract or agreement between you and the Company or any statutory duty you owe to the Company; or (iv) your conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided you with written notice thereof and thirty (30) days to cure the same.

(c) “Good Reason” means that one or more of the following are undertaken by the Company without your express written consent: (i) the assignment to you of any duties or responsibilities that results in a material diminution in your function as in effect immediately prior to the effective date of the Change in Control; provided, however, that a change in your title or reporting relationships shall not provide the basis for a voluntary termination with Good Reason; (ii) a material reduction by the Company in your annual base salary, as in effect on the effective date of the Change in Control or as increased thereafter; provided, however, that Good Reason shall not be deemed to have occurred in the event of a reduction in your annual base salary that is pursuant to a salary reduction program affecting substantially all of the employees of the Company and that does not adversely affect you to a greater extent than other similarly situated employees; (iii) any failure by the Company to continue in effect any benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which you were participating immediately prior to the effective date of the Change in Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company that would adversely affect your participation in or reduce your benefits under the Benefit Plans or deprive you of any fringe benefit that you enjoyed immediately prior to the effective date of the Change in Control; provided, however, that Good Reason shall not be deemed to have occurred if the Company provides for your participation in benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans; (iv) a relocation of your business office to a location more than fifty (50) miles from the location at which you performed your duties as of the effective date of the Change in Control, except for required travel by you on the Company’s business to an extent substantially consistent with your business travel obligations prior to the effective date of the Change in Control; or (v) a material breach by the Company of any provision of the Plan or the Option Agreement or any other material agreement between you and the Company concerning the terms and conditions of your employment.
11. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
12. Withholding Obligations.
(a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
(b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.
13. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
14. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

Attachment II
CHAMPIONS ONCOLOGY, INC.
STOCK OPTION GRANT NOTICE
(2010 EQUITY INCENTIVE PLAN)
Champions Oncology, Inc. (the “Company”), pursuant to its 2010 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share):

Total Exercise Price:

Expiration Date:

Type of Grant:	☐	Incentive Stock Option[1]	☐	Nonstatutory Stock Option

Exercise Schedule:	☐	Same as Vesting Schedule	☐	Early Exercise Permitted

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Stock Option Agreement):

	☐	By cash or check
	☐	Pursuant to a Regulation T Program if the Shares are publicly traded
	☐	By delivery of already-owned shares if the Shares are publicly traded
	☐	By deferred payment
Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

Champions Oncology, Inc.		Optionholder:

By:

	Signature		Signature
Title:		Date:

Date:

Attachments: Stock Option Agreement, 2010 Equity Incentive Plan and Notice of Exercise

[1]
If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

v

Attachment III

NOTICE OF EXERCISE
TO: Champions Oncology, Inc.
Date of Exercise:
Ladies and Gentlemen:
This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

Promissory note delivered herewith:	$

Value of shares of common stock delivered herewith[2]:	$
By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2010 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.
I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”), which are being acquired by me for my own account upon exercise of the Option as set forth above:
I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and “control securities” under Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.
I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.
I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.
I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by me, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to my Shares until the end of such period.

Very truly yours,

[2]
Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

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